UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: February 24, 2025

(Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 300
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On February 24, 2025, Sun Communities, Inc. (the “Company”), through its primary operating subsidiary Sun Communities Operating Limited Partnership (“SCOLP”), and Sun Home Services, Inc., a wholly owned subsidiary of the Company (“SHS” and, SCOLP and SHS together, the “Sellers”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with BIP Poseidon Holdco L.P. (“Buyer”), pursuant to which the Sellers agreed to sell and transfer all of the Sellers’ respective right, title, and interest in Safe Harbor Marinas, LLC (“Safe Harbor”) and SHM TRS, LLC (“SHM TRS” and together with Safe Harbor, the “Acquired Companies”) to Buyer (the “Transaction”). Buyer is an affiliate of Blackstone Infrastructure, which is an affiliate of Blackstone Inc.

The aggregate purchase price for the Transaction is approximately $5.65 billion. As described in further detail in the Purchase Agreement, such purchase price will be subject to certain adjustments, including with respect to (i) net working capital, (ii) cash, (iii) indebtedness, (iv) capital expenditures and (v) transaction expenses.

If the parties do not obtain certain third-party consents required to transfer 25 of Safe Harbor’s properties prior to the initial closing of the Transaction (the “Delayed Consents”), the ownership of the subsidiaries of Safe Harbor that own the affected properties (the “Delayed Consent Subsidiaries”) will be retained by affiliates of the Sellers, and the cash consideration Buyer will be required to pay at the initial closing of the Transaction will be reduced by the agreed value of such Delayed Consent Subsidiaries. The aggregate agreed value of the Delayed Consent Subsidiaries is up to $769 million. If any such Delayed Consent is obtained during the nine-month period following the signing of the Purchase Agreement, Buyer will, subject to the satisfaction of certain conditions, acquire that Delayed Consent Subsidiary for cash consideration equal to the respective agreed-upon value for such Delayed Consent Subsidiary, subject to post-closing adjustments similar to those applicable at the initial closing. If the required Delayed Consent for any Delayed Consent Subsidiaries is not received by the end of such nine-month period, Buyer’s obligations and rights to acquire any such remaining Delayed Consent Subsidiaries shall terminate, unless such period is extended by the parties.

In respect of each Delayed Consent Subsidiary, until such time as the Delayed Consent is received and Buyer acquires the equity interests of the Delayed Consent Subsidiary, an affiliate of Safe Harbor will manage the properties owned by the Delayed Consent Subsidiaries, under an arms-length management agreement; provided, that, Buyer is not obligated to continue to manage any such properties for a period longer than three years following the closing of the Transaction.

The Purchase Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Sellers and the Acquired Companies to conduct the business of the Acquired Companies in all material respects in the ordinary course of business, subject to certain exceptions, during the period between the execution of the Purchase Agreement and the consummation of the Transaction. Buyer is expected to obtain representation and warranty insurance, which will serve as Buyer’s sole recourse for losses related to breaches of the representations and warranties of the Sellers, other than in the case of fraud. Subject to certain exceptions and limitations, the Sellers and Buyer have agreed to indemnify each other for breaches of covenants and other specified matters contained in the Purchase Agreement.

The closing of the Transaction is subject to the satisfaction or waiver of certain customary conditions to closing, including: (i) all applicable waiting periods (and any extensions thereof) required under the HSR Act shall have expired or been terminated, and (ii) the absence of any law, order, injunction or ruling issued by a court or other governmental authority permanently restraining, enjoining or making illegal the Transaction. Each party’s obligation to consummate the Transaction is also conditioned upon the accuracy of the other party’s representations and warranties (generally subject, other than for certain fundamental representations and warranties, to a material adverse effect standard) and the other party’s having performed in all material respects its obligations under the Purchase Agreement.

The Purchase Agreement also contains certain customary termination rights for each of the Sellers and Buyer, including mutual consent of the parties or, subject to certain conditions, by either the Company or Buyer if the closing of the Transaction has not occurred prior to August 24, 2025, or if a governmental authority has issued a final, non-appealable order permanently restraining, enjoining preventing or otherwise prohibiting or making illegal the consummation of the Transaction. The Purchase Agreement may also be terminated by either the Sellers or Buyer if, subject to certain conditions, the other party is in breach of the Purchase Agreement and such breach would prevent the satisfaction of its closing conditions and is incapable of or has not been cured within a given time period, or if a party fails to close following the satisfaction of the closing conditions, subject to certain limitations.

In certain the following circumstances further described in the Purchase Agreement, in connection with the termination of the Purchase Agreement, Buyer will be required to pay the Sellers a termination fee of $565.0 million upon termination of the Purchase Agreement, which circumstances are (i) if the Sellers terminate the Purchase Agreement as a result of an uncured material breach of the Purchase Agreement by Buyer, or (ii) as a result of Buyer’s failure to close when otherwise obligated pursuant to the Purchase Agreement.

The Company anticipates that the closing of the Transaction will occur in the second quarter of 2025, subject to the satisfaction of the applicable closing conditions. There can be no assurances as to the actual closing of the Transaction or the timing of the closing of the Transaction. Even if the Transaction is consummated, the Sellers may not sell the Delayed Consent Properties in the event a Delayed Consent is not obtained during the nine-month period following the signing of the Purchase Agreement.

Concurrently with the execution of the Purchase Agreement, the Company and the Sellers entered into a restrictive covenant agreement with Buyer under which, subject to certain conditions and limitations, the Company and Sellers agreed, for three years following the closing of the Transaction, to be subject to certain non-solicitation and non-competition provisions with respect to Safe Harbor’s business, in each case, with certain enumerated exceptions mutually agreed to by the parties.

***

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is will be filed in an amendment to this Current Report on Form 8-K and is incorporated herein by reference. The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereof under the Purchase Agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after the date of the Purchase Agreement.

Item 7.01	Regulation FD Disclosure.

On February 24, 2025, the Company issued a press release announcing the execution of the Purchase Agreement and the Transaction, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information contained and incorporated by reference in Item 7.01 of this Current Report on Form 8-K (this “Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains various “forward-looking statements” within the meaning of the Securities Act and the Exchange Act, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this Current Report that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” “guidance”, “target” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include but are not limited to:

•	Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry and the markets within which the Company operates;

•	Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;

•	Risks that the proposed sale of Safe Harbor disrupts current plans and operations;

•	The ability of the Company to complete the proposed sale of Safe Harbor on a timely basis or at all;

•	The impacts of the announcement or consummation of the proposed sale of Safe Harbor on business relationships;

•	The anticipated cost related to the proposed sale of Safe Harbor;

•	The ability for the Company to realize the anticipated benefits of the proposed sale of Safe Harbor, including with respect to tax strategies, or at all.

•	The Company’s liquidity and refinancing demands;

•	The Company’s ability to obtain or refinance maturing debt;

•	The Company’s ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;

•	Availability of capital;

•	Outbreaks of disease and related restrictions on business operations;

•	Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and pound sterling;

•	The Company’s ability to maintain rental rates and occupancy levels;

•	The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;

•	The Company’s remediation plan and its ability to remediate the material weaknesses in its internal control over financial reporting;

•	Expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;

•	Increases in interest rates and operating costs, including insurance premiums and real estate taxes;

•	Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;

•	General volatility of the capital markets and the market price of shares of the Company’s capital stock;

•	The Company’s ability to maintain its status as a REIT;

•	Changes in real estate and zoning laws and regulations;

•	Legislative or regulatory changes, including changes to laws governing the taxation of REITs;

•	Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	Competitive market forces;

•	The ability of purchasers of manufactured homes and boats to obtain financing; and

•	The level of repossessions by manufactured homes;

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of filing

2.1*	Membership Interest Purchase Agreement, dated as of February 24, 2025, by and among Safe Harbor Marinas, LLC, SHM TRS, LLC, Sun Communities Operating Limited Partnership, Sun Home Services, Inc., BIP Poseidon Holdco L.P., Consent NewCo, LLC and Consent TRS NewCo, LLC.	To be filed by amendment

99.1	Press release dated February 24, 2025.	Filed herewith

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.

Dated: February 24, 2025	By:	/s/ Gary A. Shiffman
Gary A. Shiffman Chief Executive Officer